Exhibit 10.2
ALLTEL COMMUNICATIONS, INC.
ALLTEL COMMUNICATIONS FINANCE, INC.

$190,000,000 10.375% / 11.125% Senior Toggle Notes due 2017

Registration Rights Agreement

December 3, 2007

Citigroup Global Markets Inc.
Goldman, Sachs & Co.
As Representatives of the Initial Purchasers

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

ALLTEL Communications, Inc. (“ACI”) and Alltel Communications Finance, Inc., corporations organized under the laws of Delaware (together with ACI, the “Issuer Subs”), propose to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, their 10.375% / 11.125% Senior Toggle Notes due 2017 in the principal amount of $1,000,000,000 (the “Senior Notes”), upon the terms set forth in the Purchase Agreement among ALLTEL Corporation, a corporation organized under the laws of Delaware (the “Company”), the Issuer Subs, the Subsidiary Guarantors (as defined below) and the Representatives dated November 16, 2007 (the “Purchase Agreement”) relating to the initial placement of the Senior Notes and related guarantees (as described below) (the “Initial Placement”).  To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Issuers (as defined below) agree with you for your benefit and the benefit of the holders from time to time of the Securities (as defined below) (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”), as follows:

The Senior Notes will be unconditionally guaranteed on a senior unsecured basis by the subsidiary guarantors listed in Annex A hereto (the “Subsidiary Guarantors”) and the Company (collectively, the “Guarantors” and, together with the Issuer Subs, the “Issuers”). Senior Notes in the principal amount of $190,000,000, together with the related guarantees (the “Guarantees”), to be resold by the Initial Purchasers to certain purchasers other than the GSMP Purchasers (as defined below), are referred to herein as the “Securities”.

1.  Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“broker-dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the date of the first issuance of the Securities.

“Commission” shall mean the Securities and Exchange Commission.

“Commission Announcement” shall have the meaning set forth in Section 2(a) hereof.

“Conduct Rules” shall mean the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority.

“Effective Time” shall mean in the case of (i) an Exchange Registration, the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective pursuant to the Securities Act, (ii) a Shelf Registration, the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective pursuant to the Securities Act and (iii) a Market Making Shelf Registration, the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective pursuant to the Securities Act.

 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

“Exchange Offer Registration Statement” shall mean a registration statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a broker-dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from any Issuer or any Affiliate of any Issuer) for New Securities.

“Final Memorandum” shall mean the offering memorandum, dated November 16, 2007, relating to the offer and sale of the Senior Notes and related guarantees, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

“GSMP Purchasers” shall mean GSMP V Onshore US, Ltd., GSMP V Offshore US, Ltd and GSMP V Institutional US, Ltd.

“Guarantees” shall have the meaning set forth in the preamble hereto.

“Guarantors” shall have the meaning set forth in the preamble hereto.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Senior Notes and related guarantees, dated as of December 3, 2007, among the Issuers and Wells Fargo Bank, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Issuers” shall have the meaning set forth in the preamble hereto.

“Issuer Subs” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 7(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

“Market-Maker” shall have the meaning set forth in Section 4(a) hereof.

“Market-Making Registration” shall have the meaning set forth in Section 4(a)(i) hereof.

“Market-Making Registration Statement” shall have the meaning set forth in Section 4(a)(i) hereof.

 “New Securities” shall mean debt securities of the Issuer Subs and guarantees by the Guarantors, in each case identical in all material respects to the Senior Notes and the related Guarantees (except that the transfer restrictions shall be modified or eliminated, as appropriate) to be issued under the Indenture in connection with sales or exchanges effected pursuant to this Agreement.

 “Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registered Exchange Offer” shall mean the proposed offer of the Issuers to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

“Registrable Securities” shall mean (i) Securities other than those that (A) have been registered under a Registration Statement and disposed of in accordance therewith or (B) are eligible to be distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission and (ii) any New Securities the resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Act.

“Registration Default” shall have the meaning set forth in Section 9 hereof.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

“Rule 144 Eligibility Conditions” shall have the meaning set forth in Section 2(a) hereof.

“Securities” shall have the meaning set forth in the preamble hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

 “Senior Notes” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” has the meaning set forth in Section 3(b)(ii) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer Subs pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trustee” shall mean the trustee with respect to the Senior Notes and related guarantees under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2.  Registered Exchange Offer.

(a)  The Issuers shall use their commercially reasonable efforts to prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer.  The Issuers shall use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 367 days of the Closing Date; provided that as a result of the announcement by the Commission at its open meeting on November 15, 2007, that it would adopt amendments to Rule 144 under the Securities Act providing that restricted securities held by non-affiliates of reporting companies under the Exchange Act would be eligible for resale to the public without registration under the Securities Act after a holding period of six months (subject to compliance with Rule 144(c) reporting requirement by the issuer) and restricted securities held by non-affiliates of non-reporting companies under the Exchange Act would be eligible for resale to the public without registration under the Securities Act after a holding period of one year (the “Commission Announcement”), and subject to review of the Commission’s release related to such amendments and their effectiveness, the Issuers, the Initial Purchasers and the Holders acknowledge that an Exchange Offer Registration Statement shall not be required to be filed or declared effective if, prior to the date such Exchange Offer Registration Statement would otherwise be required to be filed and declared effective pursuant to the terms of this Agreement, the following conditions (the “Rule 144 Eligibility Conditions”) shall have been satisfied: the Issuers shall have offered to each non-affiliate of the Issuers that is a Holder of Securities and that has not acquired Securities from the Issuers or any of their subsidiaries during any applicable holding period under Rule 144 the opportunity to exchange such Holder’s Securities for either a beneficial interest in an Unrestricted Global Note (as defined in the Indenture) or an Unrestricted Definitive Note (as defined in the Indenture), as appropriate, in accordance with the terms of the Indenture; provided that (i) such offer shall be a continuing offer to such Holders thereafter and (ii) such Unrestricted Global Note shall remain eligible to be deposited for purposes of transfers through the facilities of The Depository Trust Company.

(b)  If an Exchange Offer Registration Statement is required to be filed and declared effective pursuant to Section 2(a) above, upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of any Issuer, acquires the New Securities in the ordinary course of such Holder’s business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

(c)  In connection with the Registered Exchange Offer, if an Exchange Offer Registration Statement is required to be filed and declared effective pursuant to Section 2(a) above, the Issuers shall:

(i)  mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii)  keep the Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

(iii)  use their commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act, supplemented and amended as required, under the Securities Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

(iv)  utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

(v)  permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

(vi)  prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuers are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Issuers have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of Issuers’ information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

(vii)  comply in all material respects with all applicable laws.

(d)  As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

(i)  accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii)  deliver to the Trustee for cancellation in accordance with Section 5(s) all Securities so accepted for exchange; and

(iii)  cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

(e)  Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Issuers or their Affiliates.  Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

(i)  any New Securities to be received by such Holder will be acquired in the ordinary course of business;

(ii)  such Holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the applicable Securities or the applicable New Securities;

(iii)  such Holder is not an Affiliate of any of the Issuers;

(iv)  if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the applicable New Securities; and

(v)  if such Holder is a broker-dealer that will receive New Securities for its own account in exchange for any Securities that were acquired as a result of market-

making or other trading activities, that it will deliver a prospectus in connection with any resale of such New Securities.

(f)  If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer or to meet the Rule 144 Eligibility Conditions with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser or the person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities.  The Issuers shall use their commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

(g)  Interest on each New Security issued pursuant to the Registered Exchange Offer will accrue (A) from the later of (i) the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor and (ii) if the Securities are surrendered for exchange on a date in a period that includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Securities, from the Closing Date.

(h)  The obligations of the Issuers under the Registered Exchange Offer shall be subject to the conditions that (i) the Registered Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission; (ii) no action or proceeding shall have been instituted in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Registered Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers and (iii) all governmental approvals required for the consummation of the Registered Exchange Offer by the Issuers shall have been obtained.

3.  Shelf Registration.

(a)  If an Exchange Offer Registration Statement is required to be filed and declared effective pursuant to Section 2(a) above, and (i) due to any change in law or currently prevailing interpretations thereof by the Commission’s staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 367 days of the date hereof; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; or (iv) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, which Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser must deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not “freely tradeable”; and (y) the requirement that an Exchanging Dealer must deliver a Prospectus in connection with sales of

New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not “freely tradeable”), the Issuers shall effect a Shelf Registration Statement in accordance with subsection (b) below; provided that as a result of the Commission Announcement, and subject to review of the Commission’s release related to such amendments and their effectiveness, the Issuers, the Initial Purchasers and the Holders acknowledge that a Shelf Registration Statement shall not be required to be filed or declared effective if the Rule 144 Eligibility Conditions have been met.

(b)  If a Shelf Registration Statement is required to be filed and declared effective pursuant to this Section 3, (i) the Issuers shall as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 3), file with the Commission and shall use their commercially reasonable efforts to cause to be declared effective under the Securities Act within 367 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable (which may be an “automatic shelf registration statement” as defined in Rule 405 of the Securities Act (an “Automatic Shelf Registration Statement”) if the filing satisfies all relevant requirements for qualification as an Automatic Shelf Registration Statement), by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                                        (ii)  If a Shelf Registration Statement is required to be filed and declared effective pursuant to this Section 3, subject to Section 5(k), the Issuers shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, until the earliest of (A) the second anniversary of the date of this Agreement; (B) the date upon which all the Securities or New Securities, as applicable, covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement; (C) the date upon which all the Securities or New Securities, as applicable, covered by such Shelf Registration Statement become eligible for resale, without regard to volume, manner of sale or other restrictions contained in Rule 144 (the “Shelf Registration Period”); or (D) whatever shorter period adopted by the Commission in connection with its proposal to amend Rule 144 that would permit non-affiliates to resell freely the Securities acquired in the Initial Placement (after taking into account any hedging activity that may have occurred, if applicable under the amended Rule); provided that, as a result of the Commission Announcement, and subject to review of the Commission’s release related to such amendments and their effectiveness, the Issuers, the Initial Purchasers and the Holders acknowledge that such parties do not anticipate that, so long as the Rule 144 Eligibility

Conditions are met, a Shelf Registration Statement shall be required to be filed or declared effective pursuant to the terms of this agreement.  The Issuers shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Issuers in good faith and for valid business reasons (not including avoidance of the Issuers’ obligations hereunder), including the acquisition or divestiture of assets or a financing, and (y) permitted pursuant to Section 5(k)(ii) hereof.

(iii)  The Issuers shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

4.  Market-Making

(a)  For the sole benefit of Goldman, Sachs & Co. (in such capacity, the “Market-Maker”) or any of its affiliates (as defined in the rules and regulations of the Commission), so long as (x) any of the Registrable Securities or New Securities are outstanding and (y) it would be necessary under applicable laws, rules and regulations, in the reasonable opinion of the Market-Maker, for the Market-Maker or any of its affiliates to deliver a prospectus in connection with market-making activities with respect to the Registrable Securities or New Securities and the Market-Maker or such affiliate proposes to make a market in the Registrable Securities or New Securities as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market-Maker:

(i)  The Issuers shall file under the Securities Act one or more registration statements, in a form to be reasonably approved by the Market-Maker (each such filing, a “Market-Making Registration,” and each such registration statement, the “Market-Making Registration Statement”) (which may be an Automatic Shelf Registration Statement if the filing satisfies all relevant requirements to qualify as an Automatic Shelf Registration Statement).  The Issuers agree to use their commercially reasonable efforts to cause a Market-Making Registration Statement with respect to the New Securities to be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Initial Shelf Registration becomes or is declared effective pursuant to Section 3 above, and, in each case, to keep such Market-Making Registration Statement continuously effective, subject to Section 4(a)(ii), for so long as the Market-Maker may be required to deliver a prospectus in connection with transactions in the Registrable Securities or the New Securities, as the case may be; provided that if, as a result of the Commission Announcement and subject to review of the Commission’s release related to such amendments and their effectiveness and the satisfaction of the Rule 144 Eligibility Conditions, the Issuers are therefore not required to file an Exchange Offer Registration Statement or a Shelf Registration Statement, then the Issuers shall use their commercially reasonable efforts to file and have declared effective the Market-Making Registration Statement within 367 days from the Closing Date.  In the event that the Market-Maker holds Registrable Securities or New Securities at the time the Exchange Offer is to be conducted under Section 2(a) above, the Issuers agree that the applicable Market-Making Registration shall provide for the resale by the Market-Maker of such Registrable Securities or New Securities and shall use their commercially reasonable efforts to keep the Market-Making Registration Statement continuously effective, subject to Section 4(a)(ii), for so long as the Market-Maker may be required to deliver a prospectus in connection with the sale of such Registrable Securities or New Securities.  The Issuers further agree to supplement or make amendments to each Market-Making Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for the applicable Market-Making Registration Statement, and the Issuers agree to furnish to the Market-Maker copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

(ii)  Notwithstanding the foregoing, the Issuers may suspend the offering and sale under a Market-Making Registration Statement for a period or periods that the Board of Directors of the Company or ACI reasonably determines to be advisable for valid business reasons, but in any event not in excess of 45 consecutive days or more than three (3) times during any calendar year during which such Market-Making Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of such Market-Making Registration Statement to successive anniversaries thereof) if (A) (i) the Board of Directors of the Company or ACI determines in good faith that such action is in the best interests of one or more of the Issuers or (ii) such Market-Making Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Issuers notify the Market-Maker within three days before the effectiveness of such suspension.

(iii)  The Issuers shall notify the Market-Maker (A) when any post-effective amendment to a Market-Making Registration Statement or any amendment or supplement to the related prospectus has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to a Market-Making Registration Statement, any supplement or amendment to the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of a Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Registrable Securities or New Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) of the happening of any event that makes any statement made in a Market-Making Registration Statement, the related prospectus or any amendment or supplement thereto untrue or that requires the making of any changes in a Market-Making Registration Statement, such prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading.

(iv)  If any event contemplated by Section 4(a)(iii)(B), (D) and (E) occurs during the period for which the Issuers are required to maintain an effective Market-Making Registration Statement, the Issuers shall use their commercially reasonable efforts to promptly prepare and file with the SEC a post-effective amendment to the applicable Market-Making Registration Statement or a supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v)  In the event of the issuance of any stop order suspending the effectiveness of a Market-Making Registration Statement or of any order suspending the qualification of the Registrable Securities or New Securities for sale in any jurisdiction, the Issuers shall use their commercially reasonable efforts to promptly obtain its withdrawal.

(vi)  The Issuers shall furnish to the Market-Maker, in each case without charge to the Market-Maker, at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto and electronic copies of the related prospectus and any amendment or supplement thereto.

(vii)  The Issuers shall consent to the use of the prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market-Maker in connection with its market-making activities.

(viii)  Notwithstanding the foregoing provisions of this Section 4, the Issuers may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets, financing or other material corporate transaction, issue a notice that the Market-Making Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Securities or New Securities and may issue any notice suspending use of the Market-Making Registration Statement required under applicable securities laws to be issued for so long as valid business reasons exist and the Issuers shall not be obligated to amend or supplement the Market-Making Registration Statement or the prospectus included therein until it reasonably deems appropriate.  The Market-Maker agrees that upon receipt of any notice from the Issuers pursuant to this Section 4(a)(viii), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto and until advised in writing by the Issuers that the use of the Market-Making Registration Statement may be resumed.

(b)  In connection with a Market-Making Registration, the Issuers shall (i) make reasonably available for inspection by a representative of, and one counsel acting for, the Market-Maker, at reasonable times and in a reasonable manner, all relevant financial and other records and pertinent corporate documents of the Issuer and its subsidiaries and (ii) use their commercially reasonable efforts to have their respective officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the Market-Maker; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Market-Maker or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

(c)  Prior to the effective date of the Market-Making Registration Statement, the Issuers will use their commercially reasonable efforts to register or qualify such Registrable or New Securities, as applicable, for offer and sale under the securities or blue sky laws of such jurisdictions as the Market-Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities or New Securities covered by the Market-Making Registration Statement; provided that no Issuer will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(d)  The Issuers represent that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission  thereunder and will not, as of the effective date of the Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the Issuers by the Market-Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the Market-Making activities of the Market-Maker to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus.

(e)  At the time of effectiveness of the Market-Making Registration Statement (unless it is the same as the time of effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement) and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Issuers shall (if requested in writing by the Market-Maker) furnish the Market-Maker and its counsel with a certificate of an appropriate officer to the effect that:

(i)  such Market-Making Registration Statement has been declared effective;

(ii)  in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; if required, such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; and

(iii)  as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, such Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(f)  The Issuers, on the one hand, and the Market-Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 7 of this Agreement.

(g)  The Issuers will comply with the provisions of this Section 4 at its own expense.

(h)  The agreements contained in this Section 4 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Registrable Securities or New Securities and shall remain in full force and effect, regardless of any termination or cancellation of agreements outside this Section 4 of this Agreement or any investigation made by or on behalf of any indemnified party.

(i)  For purposes of this Section 4, any reference to the terms “amend,” “amendment” or “supplement” with respect to a Market-Making Registration Statement or the prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

5.  Additional Registration Procedures.  In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

                               (a)  The Issuers shall:

                (i)  furnish, in each case if requested in writing, to each of the Representatives, in the case of an Exchange Offer Registration Statement, and to counsel for the Holders of Registrable Securities in the case of a Shelf Registration Statement, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement, as applicable, and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably propose;

                (ii)  include the information set forth in Annex B hereto on the facing page of the Exchange Offer Registration Statement, in Annex C hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex D hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer

Registration Statement, and in Annex E hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                (iii)  if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

            (iv)  in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

                               (b)  The Issuers shall ensure that:

            (i)  any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; and

                                        (ii)  any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood that, with respect to the information about Holders in any Shelf Registration Statement, the Issuers will be relying solely on responses provided by Holders to a notice and questionnaire.

                               (c)  The Issuers shall advise the Representatives and, to the extent the Issuers have been provided in writing a telephone or facsimile number and address for notices, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

                (i)  when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                (ii)  of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                (iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

            (iv)  of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

                (v)  unless notice has been provided pursuant to Section 5(k)(ii), of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, such Registration Statement and Prospectus (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                               (d)  The Issuers shall use their commercially reasonable efforts to obtain as soon as possible the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction.

                                (e)  The Issuers shall furnish, upon written request, to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                               (f)  The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.  The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                               (g)  The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                               (h)  The Issuers shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request.  The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

                               (i)  Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that no Issuer will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                               (j)  The Issuers shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

                               (k)                    (i)    Subject to clause (ii) below, upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Issuers shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

                                        (ii)  Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Issuers, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Issuers shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) hereof, or until it is advised in writing by the Issuers that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The period during which the availability of the Shelf Registration and any Prospectus is suspended shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

                               (l)  Not later than the effective date of any Registration Statement, the Issuers shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide, as may be necessary, the

Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

                               (m)  The Issuers shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the applicable Registration Statement.

                               (n)  The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                               (o)  The Issuers may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such securities as the Issuers may from time to time reasonably require for inclusion in such Registration Statement.  The Issuers may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                               (p)  In the case of any Shelf Registration Statement, the Issuers shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 7).

                               (q)  In the case of any Shelf Registration Statement, the Issuers shall:

                                        (i)  make reasonably available for inspection by a representative of the Holders of Securities to be registered thereunder (an “Inspector”), any underwriter participating in any disposition pursuant to such Registration Statement, one firm of accountants designated by the Majority Holders of Securities to be registered thereunder and one attorney and one firm of accountants designated by such underwriter or underwriters, at reasonable times and in a reasonable manner, all relevant financial and other records and pertinent corporate documents of the Issuers and their subsidiaries;

                        (ii)  cause each Issuers’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Inspector or any such underwriter, attorney or accountant in connection with any such Registration Statement as is customary for similar due diligence examinations;

provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such underwriter or underwriters or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                        (iii)  make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                        (iv)  obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                        (v)  obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

                       (vi)  deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                               (r)  In the case of any Exchange Offer Registration Statement, the Issuers shall, if requested by an Initial Purchaser, or by a broker-dealer that holds Securities that were acquired as a result of market-making or other trading activities:

        (i)  make reasonably available for inspection by the requesting party, one attorney and one firm of accountants designated by the requesting party, at reasonable times and in a reasonable manner, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries;

                        (ii)  cause each Issuers’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the requesting party or any such attorney or accountant in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                (iii)  make such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                        (iv)  obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party and its counsel), addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

                        (v)  obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the requesting party, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings, or if requested by the requesting party or its counsel in lieu of a “comfort” letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party or its counsel; and

                        (vi)  deliver such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 5(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

                               (s)  If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Issuers (or to such other person as directed by the Issuers) in exchange for the New Securities, the Issuers shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities.  In no event shall the Securities be marked as paid or otherwise satisfied.

                               (t)  The Issuers shall use their commercially reasonable efforts if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                               (u)  In the event that any broker-dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such broker-dealer in complying with the Conduct Rules.

                               (v)  The Issuers shall use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

6.  Registration Expenses.  The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3, 4 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Cahill Gordon & Reindel llp, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of such counsel acting in connection therewith.  Notwithstanding the foregoing, the Holders shall pay all agency fees and commissions and underwriting discounts and commissions and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the one counsel specifically referred to above.

7.  Indemnification and Contribution.

(a)  The Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, the Market-Maker with respect to any Market Making Registration Statement, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, in any Market Making Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Initial Purchaser, the Market-Maker or any Holder specifically for inclusion therein.  This indemnity agreement shall be in addition to any liability that the Issuers may otherwise have.

Each Issuer also jointly and severally agrees to indemnify as provided in this Section 7(a) or contribute as provided in Section 7(d) hereof to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(p) hereof.

(b)  Each Holder of Securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity and the Market-Maker) severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers who signs such Registration Statement and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuers by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

(c)  Promptly after receipt by an indemnified party under this Section 7 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties (such consent not be to unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)  In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement or Market Maker Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement or Market Maker Registration Statement which resulted in such Losses.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum.  Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders or the Market-Maker shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Securities Act.  Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.   The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls any Issuer within the meaning of either the Securities Act or the Exchange Act, each officer, director, employee and agent of Issuers who shall have signed the Registration Statement or Market Making Registration Statement and each director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)  The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the indemnified persons referred to in this Section 7, and will survive the sale by a Holder of securities covered by a Registration Statement.

8.  Underwritten Registrations.

(a)  If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

(b)  No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.  Registration Defaults.  The Issuers agree to pay, jointly and severally, as liquidated damages, additional interest on the Senior Notes (“Additional Interest”) if:

                               (a)  on or prior to the 367th day after the Closing Date, the Issuers have not exchanged New Securities for all Securities tendered in accordance with the terms of a Registered Exchange Offer;

                               (b)  on or prior to the 367th day after the Closing Date, a Shelf Registration Statement has not been declared effective, if applicable; or

                               (c)  any Registration Statement required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement

(each such event referred to in clauses (a) through (c) a “Registration Default”), then, except during any suspension of the availability of the Shelf Registration and any related Prospectus pursuant to Section 5(k)(ii), Additional Interest will accrue on the principal amount of the applicable series of Securities (in addition to the stated interest on the applicable set of Securities) at a rate of 0.25 percent per annum (which rate will be increased by an additional 0.25 percent per annum for each subsequent 90-day period during which such Additional Interest continues to accrue; provided that the rate at which such Additional Interest accrues may in no event exceed 0.50 percent per annum) commencing on (x) the 368th day after the date of this Agreement, in the cases of subsections (a) and (b) above, or (y) the day on which such Shelf Registration Statement ceases to be effective, in the case of subsection (c) above; provided, however, that upon the exchange of New Securities for all Securities tendered (in the case of subsection (a) above), or upon the effectiveness of a Shelf Registration Statement (in the case of subsection (b) above) or upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of subsection (c) above), Additional Interest on such Securities as a result of such subsection shall cease to accrue.

Any amounts of Additional Interest due will be payable on the same original interest payment dates as interest on the Senior Notes is payable.  Such Additional Interest will be payable in the form of additional Senior Notes if the then applicable interest rate thereon exceeds 10.375% with respect to the Senior Notes.

10.  No Inconsistent Agreements.  Each Issuer has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

11.  Amendments and Waivers.  The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding (and, with respect to the provisions of Section 4 hereof, the written consent of the Market-Maker); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 9 hereof shall be effective as against any Holder of Registered Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 11 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Initial Purchasers and each Holder.  Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

12.  Notices.  All notices, requests and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

                               (a)  if to a Holder or the Market-Maker, at the most current address given by such Holder or the Market-Maker to the Issuers in accordance with the provisions of this Section 12, which address initially is, with respect to each Holder, the address of such Holder maintained by the Trustee under the Indenture;

                               (b)  if to the Representatives, initially at the address or addresses set forth in the Purchase Agreement; and

                               (c)  if to the Issuers, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

13.  Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Securities and the New Securities, and the indemnified persons referred to in Section 7 hereof.  The Issuers hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.  Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

15.  Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

16.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.  The parties hereto each hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

17.  Severability.  In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

18.  Securities Held by the Issuers, etc.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Issuers or their Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Issuers and the several Initial Purchasers.

                            Very truly yours,

                             ALLTEL COMMUNICATIONS, INC.

                            By:    /s/ Sharilyn S. Gasaway
                                                                      Name: Sharilyn S. Gasaway
                                                  Title: Executive Vice President and Chief
                                                                                                                                                                                                        Financial Officer

                            ALLTEL COMMUNICATIONS, FINANCE, INC.

                            By:    /s/ Sharilyn S. Gasaway
                                                                      Name: Sharilyn S. Gasaway
                                                                      Title: Executive Vice President and Chief
                                                                                                                                                                                                        Financial Officer

                            ALLTEL CORPORATION

                            By:    /s/ Sharilyn S. Gasaway
                                                                      Name: Sharilyn S. Gasaway
                                                                      Title: Executive Vice President and Chief
                                                                                                                                                                                                        Financial Officer

                            EACH OF THE SUBSIDIARY GUARANTORS
                            LISTED ON ANNEX A HERETO

                            By:    /s/ Sharilyn S. Gasaway
                                                                      Name: Sharilyn S. Gasaway
                                                                      Title: Authorized Signatory

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
GOLDMAN, SACHS & CO.

By:           Citigroup Global Markets Inc.

By           /s/ Ross MacIntyre
Name: Ross MacIntyre
Title: Managing Director

For itself and the other several Initial
Purchasers named in Schedule I to the
Purchase Agreement.

ANNEX A

Subsidiary Guarantors

ACI Procurement Company LP
ALLTEL Cellular Associates of Arkansas Limited Partnership
ALLTEL Communications Investments, Inc.
ALLTEL Communications of Michigan RSA #4, Inc.
ALLTEL Communications of Michigan RSA #6 Cellular Limited Partnership
ALLTEL Communications of Michigan RSAs, Inc.
ALLTEL Communications of Mississippi RSA #2, Inc.
ALLTEL Communications of Mississippi RSA #6, Inc.
ALLTEL Communications of Mississippi RSA #7, Inc.
ALLTEL Communications of Nebraska, Inc.
ALLTEL Communications of New Mexico, Inc.
ALLTEL Communications of North Arkansas, Inc.
ALLTEL Communications of North Louisiana Cellular Limited Partnership
ALLTEL Communications of Ohio No. 2, Inc.
ALLTEL Communications of Ohio No. 3, Inc.
ALLTEL Communications of Petersburg, Inc.
ALLTEL Communications of Pine Bluff, LLC
ALLTEL Communications of Saginaw, Inc.
ALLTEL Communications of South Arkansas, Inc.
ALLTEL Communications of Southern Michigan Cellular Limited Partnership
ALLTEL Communications of Southern Michigan, Inc.
ALLTEL Communications of Southwest Arkansas Cellular Limited Partnership
ALLTEL Communications of Texarkana, Inc.
ALLTEL Communications of Texas Limited Partnership
ALLTEL Communications of the Southwest Limited Partnership
ALLTEL Communications of Virginia No. 1, Inc.
ALLTEL Communications of Virginia, Inc.
ALLTEL Communications Southwest Holdings, Inc.

ALLTEL Communications Wireless of Louisiana, Inc.
ALLTEL Communications Wireless, Inc.
Alltel Group
Alltel Group LLC
Alltel Incentives LLC
ALLTEL International Holding, Inc.
ALLTEL Investments, Inc.
ALLTEL Mobile of Louisiana, LLC
ALLTEL Newco LLC
ALLTEL Ohio Limited Partnership
ALLTEL Properties, LLC
ALLTEL Remote Access, Inc.
ALLTEL Telelink, Inc.
ALLTEL Wireless Holdings of Nebraska, Inc.
ALLTEL Wireless Holdings, LLC
ALLTEL Wireless of Alexandria, LLC
ALLTEL Wireless of LaCrosse, LLC
ALLTEL Wireless of Michigan RSA #1 and RSA #2, Inc.
ALLTEL Wireless of Mississippi RSA #5, LLC
ALLTEL Wireless of North Louisiana, LLC
ALLTEL Wireless of Shreveport, LLC
ALLTEL Wireless of Texarkana, LLC
ALLTEL Wireless of Wisconsin Appleton-Oshkosh- Neenah MSA, LLC
ALLTEL Wireless of Wisconsin RSA #1, LLC
ALLTEL Wireless of Wisconsin RSA #10, LLC
ALLTEL Wireless of Wisconsin RSA #2, LLC
ALLTEL Wireless of Wisconsin RSA #3, LLC
ALLTEL Wireless of Wisconsin RSA #6, LLC
ALLTEL Wireless of Wisconsin RSA #8, LLC
Appleton-Oshkosh-Neenah MSA Limited Partnership
Cellular of Southern Illinois, Inc.

Celutel, Inc.
Central Florida Cellular Telephone Company, Inc.
Control Communications Industries, Inc.
CP National Corporation
Dynalex, Inc.
Eau Claire Cellular Telephone Limited Partnership
Eau Claire Cellular, Inc.
First Wireless, LLC
Great Western Cellular Holdings, LLC
ID Holding, LLC
KIN Network, Inc.
Midwest Wireless Communications L.L.C.
Midwest Wireless Holdings L.L.C.
Midwest Wireless Iowa L.L.C.
Midwest Wireless Wisconsin L.L.C.
Minford Cellular Telephone Company
MVI Corp.
N12AR, LLC
North-West Cellular of Eau Claire, Inc.
Ocean Technology, Inc.
Ocean Technology International, Inc.
Pacific Telecom Cellular of Washington, Inc.
Pacific Telecom Cellular, Inc.
Pascagoula Cellular Services, Inc.
Radiofone, Inc.
RCTC Wholesale Corporation
Saginaw Bay Cellular Company
Six Zulu Echo, LLC
Southern Illinois Cellular Corp.
Southern Illinois RSA Partnership
Switch 2000 LLC

Telecor Cellular, Inc.
Tucson 21 Cellular Limited Partnership
UC/PTC of Wisconsin, LLC
Universal Cellular, Inc.
Virginia Cellular LLC
Western CLEC Corporation
Western COG Corporation
Western Wireless International Austria Corporation
Western Wireless International Bolivia III Corporation
Western Wireless International Corporation
Western Wireless International Georgia Corporation
Western Wireless International Ghana Corporation
Western Wireless International Haiti Corporation
Western Wireless International Holding Corporation
Western Wireless International Ivory Coast Corporation
Western Wireless International Ivory Coast II Corporation
Western Wireless International Kosovo Corporation
Western Wireless International SakSat Corporation
Western Wireless International Slovenia Corporation
Western Wireless International Slovenia II Corporation
Western Wireless LLC
WWC CLEC Holding Corporation
WWC Holding Co., Inc.
WWC License Holding LLC
WWC License LLC
WWC Systems Purchasing Corporation
WWC Texas RSA Holding Corporation
WWC Texas RSA Limited Partnership

ANNEX B
Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter”  within the meaning of the Securities Act.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities.  The issuers have agreed that, starting on the expiration date of the exchange offer and ending on the close of business 180 days after the expiration of the exchange offer, they will make this prospectus available to any broker-dealer for use in connection with any such resale.  See “Plan of Distribution.”

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ANNEX C

Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  See “Plan of Distribution.”

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ANNEX D

PLAN OF DISTRIBUTION

Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities.  The issuers have agreed that, starting on the expiration date of the Exchange Offer and ending on the close of business 180 days after the expiration date of the Exchange Offer, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition, until __________, ______, all dealers effecting transactions in the new securities may be required to deliver a prospectus.

The issuers will not receive any proceeds from any sale of new securities by broker-dealers.  New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities.  Any broker-dealer that resells new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.  The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the expiration of the Exchange Offer, the issuers will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal.  The issuers have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

[If applicable, add information required by Regulation S-K Items 507 and/or 508.]

D-1

ANNEX E

Rider A

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

Rider B

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities.  If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

E-1